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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): May 14, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

     MISSOURI                      0-20600                  43-1311101
  (State or other             (Commission File           (I.R.S. Employer
  jurisdiction of                  Number)                Identification
   organization)                                              Number)

  3101 MCKELVEY ROAD
  ST. LOUIS, MISSOURI                                          63044
  (Address of principal executive offices)                   (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 14, 2005, pursuant to the recommendation of the CEO and the approval of the Compensation Committee of the Board of Directors of Zoltek Companies, Inc. (the "Company"), the Company increased the base salaries of Kevin Schott, Chief Financial Officer, and Timothy McCarthy, Vice President, Sales & Marketing. Mr. Schott's base salary increased from $175,000 to $200,000 per year, effective immediately, and Mr. McCarthy's base salary increased from $150,000 to $200,000 per year, effective immediately.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  None.



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 19, 2005

                                            ZOLTEK COMPANIES, INC.



                                            By   /s/ Zsolt Rumy
                                               --------------------------------
                                               Zsolt Rumy
                                               Chief Executive Officer







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